Exhibit 99.1

SunGard Data Systems Inc.

Unaudited Pro Forma Condensed Balance Sheet

September 30, 2004

(In thousands)

	Historical SunGard (1)	Historical Availability (2)	Pro Forma Adjustments		Pro Forma Software and Processing Business
	(A)	(B)	(C)		(A) minus (B + C)
Assets:
Current:
Cash and equivalents	$487,341	$36,806	$206,865	(3)	$243,670
Accounts receivable, net	708,254	244,356	—		463,898
Prepaid expenses and other current assets	107,344	41,905	—		65,439
Clearing broker assets	138,499	—	—		138,499
Deferred income taxes	49,307	20,663	—		28,644

Total current assets	1,490,745	343,730	206,865		940,150
Property and equipment, net	588,153	450,899	—		137,254
Software products, net	351,151	9,151	—		342,000
Customer base, net	560,166	262,380	—		297,786
Other assets	58,810	18,491	—		40,319
Goodwill	1,787,986	622,060	—		1,165,926

Total Assets	$4,837,011	$1,706,711	$206,865		$2,923,435

Liabilities and Stockholders’ Equity:
Current:
Current portion of notes to affiliated company	$—	$28,750	$(28,750	)(3)	$—
Short-term and current portion of long-term debt	48,948	6,482	—		42,466
Accounts payable	36,339	16,715	—		19,624
Accrued compensation and benefits	142,021	27,863	—		114,158
Other accrued expenses	223,206	92,520	—		130,686
Clearing broker liabilities	113,462	—	—		113,462
Deferred revenue	592,111	270,454	—		321,657

Total current liabilities	1,156,087	442,784	(28,750)		742,053
Notes to affiliated company	—	493,692	(493,692	)(3)	—
Long-term debt	510,014	7,496	250,000	(3)	252,518
Deferred income taxes	68,832	36,412	—		32,420

Total Liabilities	1,734,933	980,384	(272,442)		1,026,991

Stockholders’ equity
Owner’s net investment	—	630,943	479,307	(3)	—
			(1,110,250	)(3)
Common stock	2,914	—	—		2,914
Capital in excess of par value	941,205	—	—		941,205
Restricted stock plans	(2,373)	—	—		(2,373)
Retained earnings	2,108,752	—	1,110,250	(4)	998,502
Accumulated other comprehensive income	117,510	95,384	—		22,126

	3,168,008	726,327	479,307		1,962,374
Treasury stock, at cost	(65,930)	—	—		(65,930)

Total Stockholders’ Equity	3,102,078	726,327	479,307		1,896,444

Total Liabilities and Stockholders’ Equity	$4,837,011	$1,706,711	$206,865		$2,923,435

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

SunGard Data Systems Inc.

Unaudited Pro Forma Condensed Statement of Income

For the nine months ended September 30, 2004

(In thousands)

	Historical SunGard (1)	Historical Availability (2)	Pro Forma Adjustments		Pro Forma Software and Processing Business
	(A)	(B)	(C)		(A) minus (B + C)
Revenue	$2,638,706	$866,318	$—		$1,772,388
Operating expenses	2,130,577	615,328	(8,477	)(5)	1,523,726

Income from operations	508,129	250,990	8,477		248,662
Interest income	5,233	1,009	—		4,224
Interest expense	(22,173)	(17,351)	7,976	(6)	(11,086)
			(1,712	)(6)
Gain on sale of Brut	79,362	—	—		79,362

Income before income taxes	570,551	234,648	14,741		321,162
Income taxes	228,789	98,083	6,162	(7)	124,544

Net income	$341,762	$136,565	$8,579		$196,618

Basic net income per common share	$1.18				$0.68

Diluted net income per common share	$1.16				$0.67

Shares used to compute net income per common share:
Basic	288,937				288,937

Diluted (Note 8)	295,053				295,053

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

SunGard Data Systems Inc.

Unaudited Pro Forma Condensed Statement of Income

For the year ended December 31, 2003

(In thousands)

	Historical SunGard (1)	Historical Availability (2)	Pro Forma Adjustments		Pro Forma Software and Processing Business
	(A)	(B)	(C)		(A) minus (B + C)
Revenue	$2,955,252	$1,136,138	$—		$1,819,114
Operating expenses	2,331,643	821,756	(11,119	)(5)	1,521,006

Income from operations	623,609	314,382	11,119		298,108
Interest income	6,048	1,104	—		4,944
Interest expense	(11,653)	(38,642)	26,142	(6)	(5,827)
			6,674	(6)
Other expense	(2,880)	—	—		(2,880)

Income before income taxes	615,124	276,844	43,935		294,345
Income taxes	244,814	115,839	18,383	(7)	110,592

Net income	$370,310	$161,005	$25,552		$183,753

Basic net income per common share	$1.30				$0.64

Diluted net income per common share	$1.27				$0.63

Shares used to compute net income per common share:
Basic	285,679				285,679

Diluted (Note 8)	292,067				292,067

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

SunGard Data Systems Inc.

Unaudited Pro Forma Condensed Statement of Income

For the year ended December 31, 2002

(In thousands)

	Historical SunGard (1)	Historical Availability (2)	Pro Forma Adjustments		Pro Forma Software and Processing Business
	(A)	(B)	(C)		(A) minus (B + C)
Revenue	$2,593,237	$1,008,963	$—		$1,584,274
Operating expenses	2,046,004	793,693	(10,521	)(5)	1,262,832

Income from operations	547,233	215,270	10,521		321,442
Interest income	8,408	834	—		7,574
Interest expense	(13,074)	(36,919)	24,419	(6)	(6,537)
			5,963	(6)
Other income	730	730	—		—

Income before income taxes	543,297	179,915	40,903		322,479
Income taxes	217,656	75,716	17,214	(7)	124,726

Net income	$325,641	$104,199	$23,689		$197,753

Basic net income per common share	$1.15				$0.70

Diluted net income per common share	$1.12				$0.68

Shares used to compute net income per common share:
Basic	282,420				282,420

Diluted (Note 8)	289,654				289,654

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

SunGard Data Systems Inc.

Unaudited Pro Forma Condensed Statement of Income

For the year ended December 31, 2001

(In thousands)

	Historical SunGard (1)	Historical Availability (2)	Pro Forma Adjustments		Pro Forma Software and Processing Business
	(A)	(B)	(C)		(A) minus (B + C)
Revenue	$1,981,837	$482,922	$—		$1,498,915
Operating expenses	1,582,627	363,629	(6,000	)(5)	1,224,998

Income from operations	399,210	119,293	6,000		273,917
Interest income	26,793	2,342	—		24,451
Interest expense	(3,641)	(6,339)	(6,161	)(6)	(1,821)
			10,680	(6)
Loss on write-off of investment	(11,890)	(11,890)	—		—

Income before income taxes	410,472	103,406	10,519		296,547
Income taxes	164,417	43,299	4,404	(7)	116,714

Net income	$246,055	$60,107	$6,115		$179,833

Basic net income per common share	$0.89				$0.65

Diluted net income per common share	$0.86				$0.63

Shares used to compute net income per common share:
Basic	276,057				276,057

Diluted (Note 8)	285,112				285,112

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

SunGard Data Systems Inc.

Notes to Unaudited Pro Forma Condensed Financial Statements

The unaudited pro forma condensed financial information is presented for illustrative purposes only and should not be relied upon as necessarily being indicative of the historical results that would have been obtained if the availability services business had not been part of SunGard Data Systems Inc. during the periods presented or of the results that may be obtained in the future.

Note 1	-	The historical consolidated financial statements of SunGard Data Systems Inc. (SDS) are as previously filed with the U.S. Securities and Exchange Commission.

Note 2	-

The historical combined financial statements of the availability services business of SDS are as filed by SunGard Availability Inc. with the U.S. Securities and Exchange Commission on Form 10 on December 30, 2004.

SDS currently operates its availability services business through wholly owned subsidiaries. On October 4, 2004, SDS announced its plan to spin off its availability services business through a tax-free distribution of shares to its stockholders. The shares distributed will be those of SunGard Availability Inc., which will hold the availability services business at the time of the spin-off. SDS currently expects to complete the spin-off on March 31, 2005. The spin-off is subject to certain conditions, including receipt of a favorable ruling from the Internal Revenue Service and/or an acceptable tax opinion, and may or may not occur by the contemplated time or at all.

The historical combined financial statements of the availability services business have been derived from the consolidated financial statements and accounting records of SDS using the historical results of operations and historical bases of assets and liabilities of the availability services business. These combined financial statements may not necessarily be indicative of the historical results that would have been obtained if the availability services business had been a separate company during the periods presented or of the results that may be obtained in the future.

Note 3	-	Cash and Debt - The actual capitalization of SunGard Availability Inc. has not yet been determined and will be updated to the distribution date, considering the sources and uses of cash and payment of debt, if any, up to the distribution date. The pro forma adjustments assume that cash and long-term notes of SDS are split equally between SDS and its availability services business. SDS management expects that the final capitalization will result in investment grade credit ratings for both SDS and SunGard Availability Inc.

Note 4	-	Retained Earnings - This adjustment reflects the pro forma dividend of shares of SunGard Availability Inc. to stockholders of SDS based on the assumptions described in Note 3.

Note 5	-	Operating expenses - This adjustment adds back the corporate costs that were required to be included in the historical combined financial statements of the availability services business filed in the Form 10.

Note 6	-	Interest expense - For purposes of the pro forma income statements, total SDS interest expense is assumed to be split equally.

Note 7	-	Income taxes - This adjustment reflects the tax effect of the other pro forma adjustments.

Note 8	-	Diluted shares outstanding is subject to adjustment based on the effect of the final distribution ratio on outstanding stock options.